Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the quarterly report of Educational Development Corporation (the “Company”) on Form 10-Q for the period ended August 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 9, 2025	By	/s/ Craig M. White
Craig M. White
President, Chief Executive Officer, and
Chairman of the Board
(Principal Executive Officer)

Date: October 9, 2025	By	/s/ Dan E. O’Keefe
Dan E. O’Keefe
Chief Financial Officer and Corporate Secretary
(Principal Financial and Accounting Officer)